Prospectus Supplement                                    203173   4/03
dated April 30, 2003 to:

PUTNAM INTERNATIONAL VOYAGER FUND
Prospectuses dated December 30, 2002

Effective April 30, 2003, the fund will be changing its name to Putnam International Capital Opportunities Fund.